Sentry Fund, Inc.
                                 ANNUAL REPORT
                                No Sales Charges
                               No Redemption Fees
                                 No 12b-1 Fees
                                October 31, 2002

                               SENTRY FUND, INC.
             1800 North Point Drive Stevens Point, Wisconsin 54481

MESSAGE TO SHAREHOLDERS December 6, 2002

The strength of consumer spending continued to drive economic growth during the second and third quarter of 2002. Despite the continuation of a recovery, investors remained negative and pulled cash out of stocks during August and September. Stocks rallied in October, but the potential for more terrorist attacks and a conflict with Iraq keeps many investors on the sidelines.

The consumer has proved to be resilient although consumer debt has moved up to historically high levels. The consumer has benefited from low interest rates and mortgage refinancing. While it appears consumers continue to spend their enhanced cash flow, it is not going into stock investments.

Stocks declined 18% in the third quarter, the worst quarter since 1987. In September alone, the 12% Dow Jones Industrial Average decline was the worst month since 1937. The market improved in October, but we fear year-end selling may slow a further advance in the market.

We remain optimistic about the economy, but concerned about the potential for an extended stock market recovery. The unrest in the Middle East and fear of another large-scale terrorist attack will sustain investor pessimism through the end of 2002.

We appreciate your participation and support of the Sentry Fund. We look forward to your continued participation in the future.

Sincerely,


James J. Weishan
President

PORTFOLIO OF INVESTMENT SECURITIES  October 31, 2002   SENTRY FUND, INC.
                                               Value
 Shares    COMMON STOCKS (97.0%)              (Note 1)

           BASIC MATERIALS (1.4%)
 6,000     Alcoa Inc.                         $132,360
 6,000     Dow Chemical                        155,940
 7,000     DuPont El Denemours & Co.           288,750
 3,000     International Paper Co.             104,790

           BUSINESS SERVICE (2.4%)
 40,000    *Administaff, Inc.                  243,200
 30,000    *Fiserv Inc.                        937,200

           CAPITAL GOODS (5.5%)
 7,000     Boeing Company                      208,250
 2,000     General Dynamics Corp.              158,260
 72,000    General Electric Co.              1,818,000
 7,000     Honeywell Intl. Inc.                167,580
 3,500     Raytheon Company                    103,250
 4,200     United Technologies Corp.           259,014

           COMPUTER EQUIPMENT (6.1%)
 53,000    *Cisco Systems Inc.                 592,540
 4,000     Colgate-Polmolive Co.               219,920
 15,500    *Dell Computer Corp.                443,455
 22,400    Hewlett-Packard Co.                 353,920
 15,000    Intl. Business Machines Corp.     1,184,100
 14,000    Motorola Inc.                       128,380
 12,500    Perkinelmer Inc.                     87,000

           CONSUMER PRODUCTS (2.9%)
 7,000     Gillette Co.                        209,160
 9,000     Proctor & Gamble Co.                796,050
 27,000    *Sylvan Learning Systems Inc.       412,290

           DRUG & HEALTH CARE (13.3%)
 7,800     *Amgen Inc.                         363,168
 5,000     Baxter International Inc.           125,100
 12,600    Bristol-Myers Squibb Co.            310,086
 15,000    HCA Inc.                            652,350
 22,900    *Healthsouth Corp.                   99,615
 20,000    Johnson & Johnson                 1,175,000
 8,200     Medtronic Inc.                      367,360
 16,000    Merck & Co., Inc.                   867,840
 49,650    Pfizer Inc.                       1,577,380
 7,100     Pharmacia Corp.                     305,300
 9,800     Schering-Plough Corp.               209,230
 10,000    *Universal Health Services          484,800

           ENERGY (6.3%)
 4,700     Anadarko Petroleum Corp.            209,338
 1,870     Apache Corp.                        101,092
 3,200     Burlington Resources Inc.           131,840
 50,000    Exxon Mobil Corporation           1,683,000
 9,300     Royal Dutch Petroleum Co.           397,854
 2,500     Schlumberger Ltd.                   100,275
 20,000    *Swift Energy Co.                   144,000
 100,000   *Trico Marine Services, Inc.        250,000
 3,700     Unocal Corp.                        102,268

           ENTERTAINMENT (2.5%)
 5,900     *Clear Channel Communications       218,595
 14,300    Disney (Walt) Co. (The)             238,810
 35,000    *Liberty Media Corp.                289,450
 10,800    *Viacom Inc. Class B                481,788

           FINANCIAL (17.0%)
 12,200    American Express Co.                443,714
 25,430    Associated Banc-Corp.               853,431
 10,000    Bank of America Corp.               698,000
 20,000    Citigroup Inc.                      739,000
 50,000    Compass Bancshares Inc.           1,615,000
 10,000    Corus Bankshares Inc.               445,100
 6,500     Federal National Mortgage Assoc.    434,590
 20,000    Fifth Third Bancorp               1,270,000
 3,500     Goldman Sachs Group Inc.            250,600
 3,600     Merrill Lynch Co. Inc.              136,620
 11,310    Morgan (JP) Chase & Co.             234,682
 6,700     Morgan Stanley Dean Witter Co.      260,764
 18,600    US Bancorp                          392,274
 11,800    Wells Fargo Co.                     595,546

           FOODS & BEVERAGES (3.0%)
 18,000    Coca-Cola Co.                      $836,640
 6,800     Pepsi Bottling Group Inc.           183,260
 7,800     PepsiCo, Inc.                       343,980
 4,500     Sara Lee Corp.                      102,735

           INSURANCE (7.6%)
 25,000    Ace Ltd.                            768,750
 14,150    American Intl Group, Inc.           885,083
 10,000    Marsh McLennan Cos.                 467,100
 38,600    MGIC Investment                   1,619,656

           INTERNET (0.7%)
 22,850    *AOL Time Warner Inc.               337,038

           MANUFACTURING (4.9%)
 54,100    Manitowoc Co. Inc.                1,276,219
 3,000     3M Company                          380,820
 50,800    Tyco International Ltd.             734,568

           RESTAURANT (4.5%)
 10,700    McDonalds Corp.                     193,777
 75,000    *Rare Hospitality Intl. Inc.      2,001,000

           RETAIL (6.1%)
 20,000    Home Depot Inc.                     577,600
 3,500     Sears Roebuck & Co.                  91,910
 32,000    Wal-Mart Stores, Inc.             1,713,600
 17,600    Walgreen                            594,000

           SEMICONDUCTORS (2.0%)
 49,000    Intel Corp.                         847,700
 10,000    Texas Instruments Inc.              158,600

           SOFTWARE & SERVICES (4.7%)
 38,900    *Microsoft Corp.                  2,079,983
 22,200    *Oracle Corp.                       227,550

           TELECOMM (3.3%)
 9,800     AT&T Corp.                          127,792
 28,000    SBC Communications Inc.             718,480
 20,000    Verizon Communications              755,200

           TOBACCO (1.5%)
 18,000    Philip Morris Cos., Inc.            733,500

           TRANSPORTATION (1.3%)
 4,500     Burlington Northern Santa Fe Inn    115,785
 1         Ford Motor Co.                            7
 10,000    Harley-Davidson, Inc.               523,000

           UTILITIES (0.0%)
 2,900     El Paso Corp.                        22,475
                                                ------
           Total Common Stocks
           (cost $53,784,367)               47,676,077
                                            ----------
 Principal
 Amount    SHORT-TERM SECURITIES (3.2%)

           COMMERCIAL PAPER - DISCOUNTED

$640,000   American General Finance Corp.
             Note due 11/04/02                 639,907
 935,000   Wells Fargo Financial Inc.
             Note due 11/07/02                 934,727
                                               -------
           Total Short-Term Securities
           (Cost $1,574,634)                 1,574,634
                                             ---------
           TOTAL INVESTMENTS (100.2%)
           (Cost $55,359,001)               49,250,711
                                            ----------
           OTHER ASSETS
             LESS LIABILITIES (-0.2%)          (75,428)
                                                -------
           NET ASSETS (100%)               $49,175,283
                                           ===========

*Non-income producing security during the year ended October 31

See accompanying notes to financial statements

                               SENTRY FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 2002

ASSETS:
  Investments in securities, at
    market value (cost $55,359,001)  $49,250,711
  Cash                                    46,727
  Dividends receivable                    48,101
  Prepaid insurance                        9,500
                                           -----
          Total assets                                     $49,355,039

LIABILITIES:
  Investment advisory fees                92,536
  Transfer agent fees                      2,133
  Custodian fees                             901
  Professional services                   10,550
  Redemption payable                      73,636
                                          ------
          Total liabilities                                    179,756
                                                               -------
NET ASSETS                                                 $49,175,283
                                                           ===========
ANALYSIS OF NET ASSETS:
  Paid in capital                                          $59,568,458
  Undistributed net investment income                          153,156
  Accumulated undistributed net realized loss
    on sales of investments                                 (4,438,041)
  Net unrealized depreciation of investments                (6,108,290)
                                                            ----------
  Net assets for 5,824,212 shares outstanding              $49,175,283
                                                           ===========
  Net asset value,
    redemption and offering price per share                      $8.44
                                                                 =====

See accompanying notes to financial statements

                               SENTRY FUND, INC.
                            STATEMENT OF OPERATIONS
                      For the Year Ended October 31, 2002

INVESTMENT INCOME:
  Income:
    Dividends                           $705,506
    Interest                              43,466
                                          ------
    Total investment income                                   $748,972

  Expenses:
    Investment advisory fees             440,527
    Transfer agent fees                   26,470
    Professional services                 29,777
    Printing, stationery and postage       6,465
    Licenses and fees                     20,959
    Directors fees                         4,134
    Other expenses                        33,570
                                          ------
    Total expenses                                             561,902
                                                               -------
    Net investment income                                      187,070
                                                               -------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
  Net realized loss on sales of
    investment securities                                   (4,438,041)
  Net change in unrealized appreciation/depreciation
    of investment securities                                (3,568,562)
                                                            ----------
  Net realized and unrealized loss
    on investment securities                                (8,006,603)
                                                            ----------
  Net decrease in net assets resulting
    from operations                                        ($7,819,533)
                                                           ===========

See accompanying notes to financial statements

                               SENTRY FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                 For the Years Ended October 31, 2002 and 2001

INCREASE (DECREASE) IN NET ASSETS                2002           2001

OPERATIONS:
  Net investment income                      $   187,070     $  384,381
  Net realized gain (loss) on sales
    of investment securities                  (4,438,041)       292,665
  Net change in unrealized
    appreciation/depreciation
    of investment securities                  (3,568,562)   (14,927,414)
                                              ----------    -----------
  Net decrease in net assets
    resulting from operations                 (7,819,533)   (14,250,368)
                                              ----------    -----------

DISTRIBUTIONS:
  Dividends of net
    investment income                           (377,503)      (435,798)
  Distributions of net realized gains           (241,329)   (13,972,171)
                                                --------    -----------
  Total distributions to shareholders           (618,832)   (14,407,969)
                                                --------    -----------
SHARE TRANSACTIONS:
  Net proceeds from sale of shares             1,395,818      1,765,631
  Net asset value of shares issued to
    shareholders in reinvestment
    of distributions                             608,040     14,175,417
                                                 -------     ----------
                                               2,003,858     15,941,048
  Cost of shares redeemed                     (5,783,087)    (6,410,021)
                                              ----------     ----------
  Net increase (decrease) in net assets
    derived from share transactions           (3,779,229)     9,531,027
                                              ----------      ---------
  Total decrease in net assets               (12,217,594)   (19,127,310)

NET ASSETS:
  Beginning of year                           61,392,877      80,520,187
                                              ----------      ----------
  End of year                                $49,175,283    $61,392,877
                                             ===========    ===========

See accompanying notes to financial statements

SENTRY FUND, INC.
NOTES TO FINANCIAL STATEMENTS

1.  Significant Accounting Policies

Sentry Fund, Inc. (Fund) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund is affiliated with Sentry Insurance a Mutual Company. The Funds investment advisor, Sentry Investment Management, Inc., and the Funds underwriter, Sentry Equity Services, Inc., are wholly-owned subsidiaries of Sentry Insurance a Mutual Company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require mangement to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The following summarizes the significant accounting policies of the Fund.

Security Valuation - Portfolio securities which are traded on a national securities exchange are valued at the last sales price as of the close of trading on the New York Stock Exchange or, if there has been no sale on that day, at the last bid price. Securities traded on the over-the-counter market are valued at the mean between the last quoted bid and asked prices. Securities, which are purchased within 60 days of their stated maturity, are valued at amortized cost, which approximates fair value.

Federal Income and Excise Taxes - No provision for Federal income or excise taxes is recorded since the Fund intends to distribute to its shareholders substantially all of its taxable income, and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

Investment Income and Security Transactions - Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized when earned. Realized gains and losses from securities transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

2. Capital Shares

At October 31, 2002, there were 10,000,000 shares of $1 par value capital stock authorized. Transactions in capital stock for the years ended October 31, 2002 and 2001 were as follows:

                                                    2002           2001
                                                    ----           ----
Shares sold                                       142,317        154,541
Shares  issued to shareholders in
reinvestment of distributions                      58,465      1,214,843
                                                   ------      ---------
                                                  200,782      1,369,384

Shares redeemed                                  (602,852)      (546,576)
                                                 --------       --------
  Net increase (decrease)in shares outstanding   (402,070)       822,808
                                                 ========        =======

3.  Purchases and Sales of Securities

Purchases and sales of common stock during the year ended October 31, 2002 aggregated $21,340,556 and $25,718,022, respectively.

4. Investment Advisory Fees and Other Transactions With Affiliates

Under terms of its investment advisory agreement with Sentry Investment Management, Inc., the Fund pays an advisory fee equal to .75% of the average daily net assets of the Fund. However, if the total annual expenses of the Fund (excluding taxes, portfolio brokerage commissions and interest, but including investment advisory fees) exceed 1.5% of the first $30,000,000 and 1% of the balance of the average daily net assets of the Fund in any one fiscal year, the investment adviser will reimburse the Fund for such excess. Expenses did not exceed the applicable limitation for the year ended October 31, 2002.

Sentry Equity Services, Inc., (SESI), as principal underwriter of the Fund, paid $2,349 in commissions to sales representatives for the year ended October 31, 2002. In addition, SESI also acts as transfer agent and receives annual fees from the Fund of $8.50 per shareholder account.

As of October 31, 2002, Sentry Insurance and the Sentry 401(k) Plan held 35% and 22%, respectively, of the Funds outstanding capital stock.

5.  Distributions to Shareholders

Net realized gains from security transactions are distributed to shareholders by the end of the next fiscal year, unless there are capital loss carryovers which may be applied against such realized gains. On December 13, 2001, the Fund distributed $241,329 ($0.04 per share) related to net realized capital gains. Net investment income as of October 31, 2002 will be paid out on December 18, 2002. On December 13, 2001, the Fund distributed $377,503 ($.06 per share) from net investment income.

The tax character of distributions made during the fiscal year ended October 31, 2002 of $618,832 was classified as ordinary income. At October 31, 2002, the Fund had undistributed ordinary income of $153,156 and capital loss carryovers of $4,438,041, which expire on October 31, 2010. To the extent that the Fund realizes future net capital gains before these carryovers expire, those gains will be offset by its unused capital loss carryovers.

6. Income Tax Information

Unrealized gains and losses on investment securities for federal income tax purposes at October 31, 2002 were as follows:

          Gross unrealized gains                  $6,219,254
          Gross unrealized losses                (12,327,544)
                                                 -----------
            Net                                  ($6,108,290)
                                                 ===========

The aggregate investment cost for both financial statement and Federal income tax purposes at October 31, 2002 was $55,359,001.

FINANCIAL HIGHLIGHTS

The following presents information relating to a share of capital stock of the Fund outstanding for the entire year:

                Year Ended October 31,

                                    2002      2001     2000     1999     1998

Net asset value, beginning of year  $9.86    $14.90   $17.64   $19.80   $23.95
                                    -----    ------   ------   ------   ------
Income from investment operations
---------------------------------
  Net investment income               .03       .06      .08      .15      .11
  Net realized and unrealized losses
   on investments                   (1.35)    (2.41)    (.09)    (.19)    (.30)
                                     -----     -----     ----     ----     ----
Total from investment operations    (1.32)    (2.35)    (.01)    (.04)    (.19)

Less distributions
------------------
Dividends from net investment income (.06)     (.08)    (.13)    (.12)    (.11)
Distribution from net realized gains (.04)    (2.61)   (2.60)   (2.00)   (3.85)
                                      ----     -----    -----    -----    -----
Total distributions                  (.10)    (2.69)   (2.73)   (2.12)   (3.96)

Net asset value, end of year        $8.44     $9.86   $14.90   $17.64   $19.80
                                    =====     =====   ======   ======   ======
Total return                       (13.58%)  (18.47%)    .46%    (.57%)   (.76%)

Net assets, end of year
  (in thousands)                   $49,175   $61,393  $80,520  $95,689 $111,850
Ratio of expenses to
  average net assets                  .96%      .91%     .88%     .84%     .83%
Ratio of net investment income to
  average net assets                  .32%      .54%     .50%     .81%     .55%
Portfolio turnover rate             37.95%    63.22%   91.38%   24.33%   29.85%

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Sentry Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentry Fund, Inc. (the "Fund") at October 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.


s/PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
November 27, 2002


                      2002 FEDERAL INCOME TAX INFORMATION

Long term capital gains are taxable to shareholders as long term capital gains, regardless of how long a person has been a shareholder. In order to avoid an excise tax on undistributed amounts, the Fund must declare by the end of the calendar year a dividend representing 98% of its ordinary income for the calendar year and 98% of its net capital gains for the period of November 1 of the previous year through October 31 of the current year. Capital gains and income distributions declared and made payable to shareholders of record before the end of the calendar year will be deemed to have been received by the shareholders on December 31 so long as the dividends are actually paid during January of the following year.

For individual tax information, shareholders should consult their own tax advisors.

                               SENTRY FUND, INC.
                             OFFICERS AND DIRECTORS
                                October 31, 2002

Name & Address         Age   Position(s)     Term of        Principal Occupations                  # of Portfolios     Other
                              Held           Office/        During Past 5 Years                    in Company Over-    Directorships
                                            Length of                                              seen by Director    Held by
                                           Time Served                                                                 Director**

Dale R. Schuh *        54    Chairman of    Indefinite/     Chairman of the Board, Chief Executive       1         Sentry Equity
1800 North Point Dr.         the Board       9 Years        Officer & President, Sentry Insurance                  Services, Inc.
Stevens Point, WI 54481                                     a Mutual Company                                       Sentry Invest-
                             Director        1 Year/                                                               ment Management,
                                             9 Years                                                               Inc.

William J. Lohr *      53    Director       Indefinite/     Vice President Finance, Sentry               1         Sentry Equity
1800 North Point Dr.                         5 Years        Insurance a Mutual Company                             Services, Inc.
Stevens Point, WI 54481                                                                                            Sentry Invest-
                             Treasurer       4 Years                                                               ment Management,
                                                                                                                   Inc.

William M. O'Reilly    48    Secretary       1 Year/        Vice President, General Counsel &            1         Sentry Equity
1800 North Point Dr.                         9 Years        Corporate Secretary, Sentry                            Services, Inc.
Stevens Point, WI 54481                                     Insurance a Mutual Company                             Sentry Invest-
                                                                                                                   ment Management,
                                                                                                                   Inc.

Wallace D. Taylor      47    Vice President  1 Year/        Vice President, Sentry Insurance             1         Sentry Equity
1800 North Point Dr.                         2 Years        a Mutual Company                                       Services, Inc.
Stevens Point, WI 54481



James J. Weishan       49    President       1 Year/        Vice President Investments,                  1         Sentry Invest-
1800 North Point Dr.                         3 Years        Sentry Insurance a Mutual Company                      ment Management,
Stevens Point, WI 54481                                                                                            Inc.
                                                            Senior Vice President Investments,
                                                            General Electric
                                                            Financial Assurance


Thomas R. Copps        63    Director       Indefinite/     Retired Vice President, Public               1
10759 East Mark Lane                         19 Years       Relations, Copps Corporation,
Scottsdale, AZ 85255                                        2828 Wayne Street, Stevens Point,
                                                            WI  54481

David W. Graebel       73    Director       Indefinite      Chairman of the Board, Graebel               1
16346 East Airport                           33 Years       Movers, Inc.
    Circle
Aurora, CO 80011

Steven J. Umland       47    Director       Indefinite      Vice President Finance & Chief               1
11925 West Park                              7 Years        Financial Officer, Ministry Health
  Lake Dr.                                                  Care
Milwaukee, WI53224

*Mr. Schuh and Mr. Lohr are an "interested person" of the Company pursuant to the 1940 Investment Company Act because of their affiliation with, and their being interested persons of, the Fund's investment adviser (SIMI) and the Fund's principal underwriter (SESI). Mr. Schuh is a director and Chairman of the Board of SIMI and SESI and Mr. Lohr is an officer and a director of SIMI and SESI.

**As defined in instructions to Form N-1A.

The SAI includes additional information about the Fund's Officers and Directors and is available, without change, upon request by calling 800 533-7827.

        Board of Directors
        Thomas R. Copps
        David W. Graebel
        William J. Lohr
        Dale R. Schuh, Chairman
        Steven J. Umland

        Officers
        James J. Weishan, President
        Wallace D. Taylor, Vice President
        William M. O'Reilly, Secretary
        William J. Lohr, Treasurer

        Investment Advisor
        Sentry Investment Management, Inc.
        Stevens Point, Wisconsin

        Underwriter
        Sentry Equity Services, Inc.
        Stevens Point, Wisconsin

        Custodian
        Citibank, N.A.
        New York, New York

        Legal Counsel
        Kirkland & Ellis
        Chicago, Illinois

        Independent Auditors
        PricewaterhouseCoopers LLP
        Milwaukee, Wisconsin

This report has been prepared for the general information of shareholders of the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus which contains other pertinent information.